SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934


     Date of Report (Date of earliest event reported) September 13, 2000


                        DIALYSIS CORPORATION OF AMERICA
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                  0-8527               59-1757642
----------------------------     -----------         -------------------
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

      27 Miller Avenue, Lemoyne, Pennsylvania            17043
     ----------------------------------------         ----------
     (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code (717) 730-6164
                                                         --------------

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Item 5.  Other Events

     Dr. Herbert I. Soller resigned as a director of the Company on September 13, 2000 due to the pressures of time relating to his professional medical responsibilities. Dr. Soller will continue as medical director of the Company's Lemoyne, Pennsylvania dialysis facility. The Company will be seeking to fill the vacancy on the board created by Dr. Soller's resignation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired

          Not Applicable

     (b)  Pro Forma Financial Information

          Not Applicable

     (c)  Exhibits

          None

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By-------------------------------

                                          STEPHEN W. EVERETT, President

Dated:  September 25, 2000